UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

 ______________________

Date of Report
(Date of earliest
event reported): October 13, 2014

Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, NY  10022

(Address of principal executive offices, including zip code)

  (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 13, 2014, Hudson Global, Inc. (the “Company”) issued a press release announcing its revised revenue and adjusted EBITDA outlook for the three months ended September 30, 2014. A copy of such press release is furnished as Exhibit 99.1 to this Current Report. Included in Exhibit 99.1 are references to “liquidity.” The Company believes that this non-GAAP measure provides investors useful information about the Company’s combined available cash and borrowing capacity.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Hudson Global, Inc. issued on October 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: October 15, 2014	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Executive Vice President, Chief Financial Officer and Controller

HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(99.1)	Press Release of Hudson Global, Inc. issued on October 13, 2014.